Exhibit 10.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

此协议未根据 1933 年证券法（修订版）（ “证券法”）登记。此协议仅用于投资，在未根据证券法对其转让进行登记或未获得在形式、范围和实质内容上令公司合理确信的律师意见书证明无需进行此类登记的情况下，不得出售、转让或让与本协议。

PROMISSORY NOTE

Principal Amount: $500,000 本金：$500,000	Dated as of November 5, 2024 New York, New York 日期：2024年11月5日，纽约

Quetta Acquisition Corp., a Delaware corporation (the “Maker”), promises to pay to the order of [   ], or its registered assigns or successors in interest or its designated person (the “Payee”), the principal sum of Five Hundred Thousand Dollars ($500,000) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

Quetta Acquisition Corp.，一家特拉华州公司（ “借款人/出票人” ），承诺按照下述条款和条件，向 [   ] 或其注册受让人或权益继承人或其指定方（ “收款人” ）支付五十万美元（$500,000）。此协议的所有付款均应以支票或电汇的方式，将可即时动用的资金汇入收款人根据本协议规定不时以书面通知的指定账户。

1.	Principal. 本金

(a)	The principal balance of this Note shall be due and payable by the Maker upon the occurrence of a Repayment/Conversion Trigger Event, as such term is defined below (the “Maturity Date”). The principal balance may be prepaid at any time prior to the Maturity Date without penalty upon written notice by the Maker to the Payee. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

本金余额应在还款/转换触发事件（该术语定义见下文）发生时（“到期日”）由借款人到期兑付。在到期日之前，借款人可以向收款人发出书面通知预付本金余额而无须支付罚金。在任何情况下，任何个人，包括但不限于借款人的任何高管、董事、雇员或股东，均不对借款人在本协议项下的任何义务或责任承担个人责任。

(b)	Each of the following shall constitute a “Repayment/Conversion Trigger Event”:

(i)	[ ]; or

(ii)	The breach by the Maker of any of its obligations under this Note; or

(iii)	The termination of the discussion of [ ] between the Maker and the Payee, as evidenced by either (x) a written notice from either the Maker or the Payee delivered to the other in accordance with Section 10 hereof, provided the party claiming termination does not seriously deviate from the material terms outlined in the LOI, or (y) the termination of the definitive agreement (if any) between the Maker and the Payee regarding the [ ]; or

(iv)	The expiry of the Combination Period (including any extension) as defined in the Prospectus.

以下各项均构成 “还款/转换触发事件”：

(i)	[ ]或

(ii)	借款人违反本协议下的任何义务；或

(iii)	借款人与收款人之间关于[ ]的磋商终止，证明方式为：(x)借款人或收款人根据第10条向对方发出的书面通知，只要主张终止的一方未严重背离意向书（LOI）中的重要条款或(y)借款人与收款人之间关于[ ]的最终协议（如有）的终止；或

(iv)	招股说明书中定义的合并期（包括任何延期）的到期。

2.	Interest. 利息

No interest shall accrue on the unpaid principal balance of this Note.

本协议未偿还的本金余额上不得产生利息。

3.	Convertible. 债转股

The Payee or its designated person shall have the right to convert this Note into common shares or other type of shares [ ] between the Maker and the Payee.

收款人或其指定方有权在借款人与收款人之间的[ ]完成时，将借款转换为普通股或其他类型的股份。

4.	Use of Proceeds. 所得款项用途

Without prior written consent of the Payee, the Maker shall not use the proceeds from this Note for any purpose other than payment of the Maker’s costs and expenses [ ].

未经收款人事先书面同意，借款人不得将借款的收益用于除支付与[ ]相关的成本和费用之外的任何其他用途。

5.	Application of Payments. 清偿顺序

All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

所有付款应首先用于全额支付收取本协议下任何应付款项所产生的任何费用，包括（但不限于）合理的律师费，其次用于全额支付任何逾期费用，最后用于偿还未偿还的本金余额。

6.	Events of Default. 违约事件

Any of the following shall constitute an event of default (“Event of Default”):

以下任一情况构成违约事件：

(a)	Failure to Make Required Payments. Failure by Maker to pay the principal of this Note within five (5) business days following the date when due.

未能按要求付款。借款人未能在到期后五（5）个工作日内支付本金。

(b)	Voluntary Liquidation, Etc. The commencement by Maker of a proceeding relating to its bankruptcy, insolvency, reorganization, rehabilitation or other similar action, or the consent by it to the appointment of, or taking possession by, a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

自愿清算等。借款人启动与其破产、资不抵债、重组、恢复或其他类似行动相关的程序，或同意任命接管人、清算人、受让人、信托人、保管人、扣押人（或其他类似官员）来接管借款人或其大部分财产，或为债权人利益进行任何转让，或借款人普遍未能按时偿还到期债务，或借款人为推动上述任何事项采取的公司行为。

(c)	Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or similar law, for the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) for Maker or for any substantial part of its property, or ordering the winding-up or liquidation of the affairs of Maker, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

非自愿破产等。具有管辖权的法院在适用的破产、资不抵债或类似法律下对借款人发出法令，任命接管人、清算人、受让人、保管人、信托人、扣押人（或类似官员）来接管借款人或其大部分财产，或下令清算或解散借款人的事务，且该法令在未被中止的情况下连续有效超过60天。

7.	Remedies. 救济

(a)	Upon the occurrence of an Event of Default specified in Section 6(a) hereof, the Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

一旦发生本协议第6(a) 条规定的违约事件，收款人可书面通知借款人，宣布本协议立即到期应付，届时未付本金和所有其他应付款项将立即到期应付，无需出示、要求、抗议或其他任何形式的通知，所有这些均在此明确放弃，尽管本协议或证明本协议的文件中有任何相反规定。

(b)	Upon the occurrence of an Event of Default specified in Sections 6(b) and 6(c), the unpaid principal balance of this Note, and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of the Payee.

一旦发生本协议第6(b)和6(c)条所述的违约事件，未偿还本金余额及与此协议相关的所有其他应付金额将自动并立即到期应付，收款人无须采取任何行动。

8.	Waivers. 放弃权利

Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by the Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by the Payee.

借款人及所有背书人、担保人和保证人放弃有关本协议的付款提示、要求、拒付通知、抗议及抗议通知的权利，放弃收款人根据协议条款所提起的任何程序中可能出现的所有错误、缺陷和瑕疵，以及任何现行或未来法律所赋予借款人的任何财产（无论是动产还是不动产）或任何因出售上述财产而产生的部分收益的免于查封、扣押或执行出售的权利，或提供任何执行中止、民事诉讼豁免或付款延期的权利；借款人同意，根据本协议获得的判决及任何执行令，任何可被扣押的不动产可以根据收款人的意愿，部分或全部出售。

9.	Unconditional Liability. 无条件责任

Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

借款人在此放弃与交付、接受、履行、违约或支付相关的所有通知，并同意其责任为无条件责任，与任何其他方的责任无关，且不受收款人授予或同意的任何宽容、延期、续期、放弃或修改的影响，并同意收款人就本协议的付款或其他条款所可能给予的所有延期、续期、放弃或修改，且同意其他借款人、背书人、担保人或保证人可以在不通知借款人的情况下成为本协议的当事方，而不影响借款人在此的责任。

10.	Notices.通知

Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery or (iv) sent by facsimile or (v) to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

根据本协议要求的任何通知，如果符合以下条件之一，则被视为妥善送达：(i) 通过认证邮件发送，并提供回执；(ii) 亲自送达；(iii) 通过任何形式的私人或政府快递邮件或送递服务发送，并提供收件回执；(iv) 通过传真发送；或 (v) 发送至以下地址，或双方根据本条款可指定的其他地址：

If to Maker 送达借款人:

1185 Avenue of the Americas美洲大道1185号

Suite 301 301室

New York, NY 10036 纽约

Attn: Hui Chen 收件人：Hui Chen

If to Payee送达收款人:

[    ]

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a facsimile transmission confirmation, (iii) the date reflected on a signed delivery receipt, or (iv) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

通知被视为在以下时间中最早的时间送达：(i) 收件方实际收到通知之日；(ii) 传真传输确认上显示的日期；(iii) 签署的送递回执上显示的日期；或 (iv) 通过快递邮件或送递服务递送或发出的两（2）个工作日后。

11.	Construction. 解释

THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF HONG KONG SPECIAL ADMINISTRATIVE REGION OF THE PRC(“HONG KONG”), WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

本协议应根据中华人民共和国香港特别行政区（“香港”）的法律进行解释和执行，而不考虑其冲突法。

12.	Jurisdiction. 管辖权

All disputes and controversies arising out of or in connection with this Note shall be resolved by arbitration in Hong Kong under the Hong Kong International Arbitration Center Administered Arbitration Rules (the “Rules”) in force when the Notice of Arbitration (as defined by the Rules) is submitted in accordance with the Rules.

所有因本协议引起或与之相关的争议和纠纷应通过在香港根据香港国际仲裁中心的仲裁规则（“规则”）进行仲裁，仲裁时应适用提交仲裁时有效的规则。

13.	Severability. 可分割

Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

本协议中包含的任何条款，如在任何司法管辖区被禁止或不可执行，则在该司法管辖区范围内无效，但不影响本协议中其他条款的效力；在任何司法管辖区被禁止或不可执行的任何条款，不应使此条款在其他任何司法管辖区无效或不可执行

14.	Amendment; Waiver. 修订；放弃

Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

本协议的任何修订或条款的放弃只能在借款人和收款人的书面同意下进行。

15.	Assignment. 转让

No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

转任何当事方不得在未事先获得另一方书面同意的情况下转让或转移本协议或本协议下的任何权利或义务（无论是法律行为还是其他方式），且任何未获得所需同意的转让尝试均为无效。

16.	Further Assurance. 进一步保证

The Maker shall, at its own cost and expense, execute and do (or procure to be executed and done by any other necessary party) all such deeds, documents, acts and things as the Payee may from time to time require as may be necessary to give full effect to this Note.

借款人应自费签署并执行（或促使其他必要方签署和执行）收款人不时要求的所有契约、文件、行为和事宜，以确保协议的效力。

[The rest of this page is intentionally left blank]

本页剩余留白

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed on the day and year first above written.

兹证明，本着受法律约束之意，已于文首所载日期正式签署本协议。

QUETTA ACQUISITION CORPORATION

By:
	Name:	Hui Chen
	Title:	Chairman and CEO

Accepted and Agreed: 接受并同意

[   ]

By:
	Name:	[ ]
	Title:	Director 董事

[Signature Page to Promissory Note]

签字页